SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
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                                October 13, 1998



                         PEEKSKILL FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)


    Delaware                       0-27178                  13-3858258
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(State or other jurisdiction      (Commission File No.)     (IRS Employer
of incorporation)                                            Identification No.)



                   1019 Park Street, Peekskill, New York 10566
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              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (914) 737-2777


                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.           Other Events

     On April 27, 1999, the Registrant issued the attached press release announcing a stock repurchase program.

Item 7.           Financial Statements and Exhibits

         (a)      Exhibits

                  99.1   Press release, dated April 27, 1999
                  99.2   Selected Condensed Consolidated Financial Information

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     PEEKSKILL FINANCIAL CORPORATION


DATE:  [April 30, 1999]                 BY:  /s/ [William J. LaCalamito]
                                            -----------------------------------
                                            William J. LaCalamito
                                             President, Chief Operating Officer,
                                             Chief Financial Officer and
                                             Secretary